Loans - Changes in the carrying amount and the accretable yield for the acquired loans - Parenthetical (Details) - ASC Subtopic 310-30 - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Accounts, Notes, Loans and Financing Receivable
Carrying amount	$ 1,643,718	$ 1,883,556	$ 2,108,993
Accretable yield	1,001,342	1,092,504	$ 1,214,488
Non-credit Impaired Loans
Accounts, Notes, Loans and Financing Receivable
Carrying amount	1,200,000	1,400,000
Accretable yield	$ 700,000	$ 800,000